UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 30, 2003
                                                 -------------------------------



J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of September 30, 2003, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-LN1) (Exact name of registrant as specified in its charter)



         New York                333-105805-03              13-3789046
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



  270 Park Avenue, New York, New York                          10017
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code        (212) 834-9280
                                                    ----------------------------



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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Item 5 of the registrant's Form 8-K attaching the Pooling and Servicing Agreement (as defined below), filed on October 15, 2003, is hereby restated in its entirety. Attached as Exhibit 4 is the final correct version of the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-LN1. On September 30, 2003, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 30, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, ARCap Servicing, Inc., as special servicer, U.S. Bank National Association, as trustee, and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-LN1 (the "Certificates"), issued in twenty-six classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of September 30, 2003 of $731,659,000 were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Credit Suisse First Boston LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of September 24, 2003, by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description

      (EX-4)
                           Pooling and Servicing Agreement, dated as of September 30, 2003, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wells Fargo Bank, National Association, ARCap Servicing, Inc., U.S. Bank National Association and LaSalle Bank National Association.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2004


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By:    /s/ Mark N. Levine
                                              ----------------------------------
                                       Name:  Mark N. Levine
                                       Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

  (EX-4)                Pooling and Servicing                         (E)
                        Agreement, dated as of
                        September 30, 2003, among
                        J.P. Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        Wells Fargo Bank, National
                        Association, ARCap Servicing,
                        Inc., U.S. Bank National
                        Association and LaSalle Bank
                        National Association.